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The Chemours Company Announces Promotion of Kristine Wellman to Senior Vice President, General Counsel & Corporate Secretary, as Dave Shelton Announces Retirement and Moves to Role as Special Counsel to the CEO

Wilmington, Del., August 22, 2022 – The Chemours Company (“Chemours”) (NYSE: CC), a global chemistry company with leading market positions in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials, announced today that David Shelton, Senior Vice President, General Counsel and Corporate Secretary, has announced his intention to retire from Chemours at the end of 2023. As a part of his transition plan, effective October 1, Mr. Shelton will focus exclusively on leading and managing the resolution of the company’s legacy liabilities and related remediation programs, and act as a legal advisor reporting directly to CEO Mark Newman. Concurrent with this change, effective October 1, Kristine Wellman currently Vice President, Strategic Planning, will be promoted to the role of Senior Vice President, General Counsel and Corporate Secretary, leading all non-legacy aspects of the legal function, in addition to government affairs, ethics & compliance, corporate remediation, and security.

David Shelton, Senior Advisor to the CEO

Mr. Shelton has over 30 years of legal experience. His contributions over the past 7 years at Chemours have helped to position the company to achieve the transformative growth ambitions and strategic priorities outlined in CEO Mark Newman’s vision for the Chemours enterprise. Under Mr. Shelton’s leadership and management of legacy liabilities, the company has achieved significant legal milestones, including a historic memorandum of understanding (MOU) agreement with DuPont and Corteva. Beyond business performance, Mr. Shelton has been a key driver of the company’s commitment to unshakeable integrity.

Chemours President and CEO Mark Newman made clear his gratitude for Mr. Shelton’s presence on his executive team. Said Mr. Newman, “From the very beginning, Dave has demonstrated tremendous personal leadership and delivered significant results, including building a deep and diverse legal team. He has been a model of tenacity, courage, and integrity to the entire organization. Without question, Dave has made a positive impact on this company that will be felt for years to come.”

Added Mr. Newman, “Resolving legacy litigation is one of my strategic priorities for the company, and we are fortunate to have Dave singularly focused on those efforts before he retires from Chemours. We will benefit greatly from his continued leadership and focus on these matters.”

Kristine Wellman, Senior Vice President, General Counsel & Corporate Secretary

Ms. Wellman takes on her new executive role with 20-plus years of legal experience, exceptional performance, and deep knowledge of the Chemours business. As a part of the legal leadership team at spin-off, Ms. Wellman was integral to the successful stand-up of Chemours as an independent, public company, and she developed the organization’s corporate governance framework.

During her tenure with Chemours, Ms. Wellman enhanced her capabilities and business knowledge through assignments outside of the legal discipline. She served as plant manager at Chemours’ Chambers Works manufacturing site, where she led the operations team safely through the initial phase of the pandemic, maintaining full production with no interruptions. She also contributed to the global organizational design of the new Advanced Performance Materials business unit and went on to become the leader of its sustainability strategy, positioning Chemours as a leader in responsible chemistry. This led to her current role, leading a team charged with strategic analysis and planning related to a dynamic regulatory environment.

Said Mr. Newman, “Kristine has already made significant contributions to Chemours, and I could not be more pleased to bring her diverse experiences to the executive team. I also have every confidence that she brings the level of talent and energy needed to continue developing a fit-for-purpose legal function that can accelerate our Chemours 2.0 transformation.”

“These changes to our leadership team allow us to execute an orderly succession while placing significant focus on resolving our legacy liabilities. I know that both Dave and Kristine will work tirelessly and fearlessly to position Chemours for continued success in this pivotal moment for the company and beyond,” concluded Mr. Newman.

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About The Chemours Company

The Chemours Company (NYSE: CC) is a global leader in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials providing its customers with solutions in a wide range of industries with market-defining products, application expertise and chemistry-based innovations. We deliver customized solutions with a wide range of industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration and air conditioning, transportation, semiconductor and consumer electronics, general industrial, and oil and gas. Our flagship products include prominent brands such as Ti-Pure™, Opteon™, Freon™, Teflon™, Viton™, Nafion™, and Krytox™. The company has approximately 6,400 employees and 29 manufacturing sites serving approximately 3,200 customers in approximately 120 countries. Chemours is headquartered in Wilmington, Delaware and is listed on the NYSE under the symbol CC.

For more information, we invite you to visit chemours.com or follow us on Twitter @Chemours or LinkedIn.

Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. In addition, the current COVID-19 pandemic has significantly impacted the national and global economy and commodity and financial markets, which has had and we expect will continue to have a negative impact on our financial results. The full extent and impact of the pandemic is still being determined and to date has included significant volatility in financial and commodity markets and a severe disruption in economic activity. The public and private sector response has led to travel restrictions, temporary business closures, quarantines, stock market volatility, and interruptions in consumer and commercial activity globally. Matters outside our control have affected our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel  or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and in our Annual Report on Form 10-K for the year ended December 31, 2021. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

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CONTACT:

INVESTORS

Jonathan Lock

VP, Investor Relations & Corporate Development

+1.302.773.2263
investor@chemours.com

Kurt Bonner,

Manager, Investor Relations

+1.302.773.0026

investor@chemours.com

NEWS MEDIA
Cassie Olszewski
Media Relations and Financial Communications Manager
+1.302.219.7140
media@chemours.com